UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2024

HEALTHCARE TRIANGLE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40903	84-3559776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7901 Stoneridge Dr., Suite 220 Pleasanton, CA 94588

(Address of principal executive offices)

(925)-270-4812

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HCTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) updates information contained in Item 1.01 of the Current Report on Form 8-K filed by Healthcare Triangle, Inc. (the “Company”) on October 25, 2024 (the “Original Filing”) to disclose the basis of the stated value of the Series B Preferred Stock and the Acquired Assets and that as a result of the transactions contemplated by the Asset Transfer Agreement (as defined below), the Company believes that it has regained compliance with Nasdaq’s the Stockholders’ Equity Rule. No other changes have been made to the Original Filing and this Amendment should be read in conjunction with the Original Filing.

Item 1.01 Entry into a Material Definitive Agreement.

Asset Transfer Agreement

On October 21, 2024, the Healthcare Triangle, Inc. (the “Company”) acquired substantially all of the business, assets, and operations relating to cloud and technology domain (the “Acquired Assets”) of SecureKloud Technologies, Inc., (“Parent”), a Nevada corporation. The Acquired Assets include all of Parent’s cloud and technology domain and substantial business interests in the field, that currently form part of the Parent’s Business. The Acquired Assets were acquired by the Company under an Asset Transfer Agreement, dated October 21, 2024, between the Company, and the Parent (the “Asset Transfer Agreement”).

The consideration for the Acquired Assets consisted of the issuance of 1,600,000 shares of newly designated Series B Convertible Preferred Stock (“Series B Preferred Stock”) of the Company, each share of which is convertible into 10 shares of the Company’s common stock, at the holder’s option (subject to stockholder’s approval). The value of the Acquired Assets is supported by a valuation dated February 21, 2024, from Scalar, LLC, an independent valuation firm that values the Acquired Assets at approximately $8 million and an independent fairness opinion from KPSN & Associates LLP dated October 21, 2024, which states that the purchase price of $7,200,000 for the Acquired Assets is fair to the stockholders of the Company from a financial point of view.

The stated value of $7,2000,000 for the Preferred Stock is based on the 30-day VWAP ($0.45 per share) of the Company’s common stock on October 18, 2024, multiplied by 10. Also, none of the shares of Preferred Stock are convertible into Common Stock until conversion of the Preferred Stock is approved by the stockholders of the Company and therefore no change of control of the Company could occur through the issuance of the Preferred Stock until stockholder approval is obtained. The Company expects to obtain such approval at its 2024 annual meeting of stockholders. As a result of the Company’s acquisition of $7,200,000 of Acquired Assets in exchange for the 1,600,000 shares of Preferred Stock pursuant to the Asset Purchase Agreement, , the Company currently believes it regained compliance with Nasdaq’s Stockholders’ Equity Rule as of the date of October 21, 2024 and is currently over and above the required $2.5 million stockholders’ equity requirement for continued listing set forth in Nasdaq Listing Rule 5550(b)(1) (as of December 3, 2024). The Company believes that with the completion of the said transaction, its current stockholders’ equity is currently approx. $4.6 million, accounting for adjustments for anticipated losses.

The Asset Transfer Agreement also contained customary representations, warranties, indemnities, and covenants. The closing of the said transaction occurred at the Parent’s place of business on October 22, 2024.

The description in this report of the Asset Transfer Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement attached hereto as Exhibit 10.1, respectively, which are incorporated by reference herein.

Forward Looking Statements

This Current Report contains forward-looking statements that involve risks and uncertainties intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of current or historical fact contained in this Current Report, including statements regarding the Company’s expected timeline for compliance with the Nasdaq’s Corporate Governance Rules, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “should,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” and similar expressions, as they relate to the Company, are intended to identify forward-looking statements. The Company has based these forward-looking statements on the current expectations about future events held by management. While the Company believes these expectations are reasonable, such forward-looking statements are inherently subject to risks and uncertainties, many of which are beyond the Company’s control. The Company’s actual future results may differ materially from those discussed here for various reasons. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The forward-looking statements included in this Current Report are made only as of the date hereof. We do not undertake any obligation to update any such statements or to publicly announce the results of any revisions to any of such statements to reflect future events or developments.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
3.1*	Certificate of Designations of Preferences, Rights and Limitations of Series B Convertible Preferred Stock, dated October 22, 2024.
10.1*	Asset Transfer Agreement, by and between Healthcare Triangle, Inc. and SecureKloud Technologies, Inc., dated October 21, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Triangle, Inc.

Date: December 2, 2024	By:	/s/ Thyagarajan Ramachandran
	Name:	Thyagarajan Ramachandran
	Title:	Chief Financial Officer

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